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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in Metrocall, Inc.'s registration statement on Form S-4, Amendment No. 3, of our report dated February 27, 1998, except for Note 10 as to which the date is December 1, 1998, on our audit of the 1997 and 1996 combined financial statements of AT&T Wireless Services, Inc. -- Messaging Division. We also consent to the reference to our firm under the caption "Experts."

                                          /s/ PRICEWATERHOUSECOOPERS LLP

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                                                PRICEWATERHOUSECOOPERS LLP

Seattle, Washington
June 11, 1999